                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of Commission Only (as permitted by
                 Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section 240.14a-12

                          PAINEWEBBER PACE SELECT ADVISORS TRUST
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act
           Rules 14a-6(i)(1) and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                     PAINEWEBBER PACE SELECT ADVISORS TRUST

                         PACE MONEY MARKET INVESTMENTS
              PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
                   PACE INTERMEDIATE FIXED INCOME INVESTMENTS
                    PACE STRATEGIC FIXED INCOME INVESTMENTS
                    PACE MUNICIPAL FIXED INCOME INVESTMENTS
                      PACE GLOBAL FIXED INCOME INVESTMENTS
                  PACE LARGE COMPANY VALUE EQUITY INVESTMENTS
                  PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS
               PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS
              PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS
                     PACE INTERNATIONAL EQUITY INVESTMENTS
             PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

                              51 West 52nd Street
                         New York, New York 10019-6114

                                                                   July 16, 2001

Dear Shareholder:

    The enclosed proxy statement asks for your vote on a proposal for the election of trustees for the board of PaineWebber PACE Select Advisors Trust (the "Trust").

    A special meeting of the Trust will be held on August 22, 2001 to consider this proposal and to transact any other business that may properly come before the special meeting. Since shareholders of all of the portfolios that are series of the Trust (the "Portfolios") are being asked to approve the proposal for the election of trustees, most of the information that must be included in a proxy statement for your Portfolio needs to be included in a proxy statement for the other Portfolios as well. Therefore, in order to save money and to promote efficiency, one proxy statement has been prepared for all of the Portfolios. This may also save time for investors owning shares of more than one Portfolio. This proxy statement contains detailed information about the proposal, and we recommend that you read it carefully. However, we have also attached some Questions and Answers that we hope will assist you in evaluating the proposal.

    We have retained an outside firm that specializes in proxy solicitation to assist us with any necessary follow-up. If we have not received your vote as the meeting date approaches, you may receive a telephone call from Alamo Direct Mailing Services, Inc. to ask for your vote. We hope that their telephone call does not inconvenience you.

    Thank you for your attention to this matter and for your continuing investment in the Portfolios.

                                 Sincerely,
                                 [SIGNATURE]

                                 Brian M. Storms
                                 PRESIDENT

 A SINGLE PROXY CARD COVERING EACH OF YOUR PORTFOLIOS IS ENCLOSED ALONG WITH THE PROXY STATEMENT. PLEASE VOTE YOUR SHARES TODAY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN THE POSTAGE PREPAID ENVELOPE PROVIDED OR BY VOTING VIA THE INTERNET OR BY TELEPHONE. THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

                             QUESTIONS AND ANSWERS

Q:      WHAT IS THE PURPOSE OF THIS PROXY SOLICITATION?

A: The purpose of this proxy is to ask you to vote to elect 12 members of the Board of Trustees (the "Board") of PaineWebber PACE Select Advisors Trust (the "Trust"), whose terms will be effective beginning September 11, 2001 or, in the event of an adjournment or adjournments of the special meeting of shareholders (the "Meeting"), such later date as shareholder approval is obtained.

I.      BOARD PROPOSAL

Q:      WHY AM I BEING ASKED TO VOTE FOR BOARD MEMBERS?

A:      Representatives of Brinson Advisors, Inc. ("Brinson
        Advisors"), the Trust's investment manager, recommended to the Board that the Trust and all other funds managed or advised by Brinson Advisors ("Brinson Advisors Funds") be governed by boards comprised of the same group of individuals. To attain the goal of having identical boards for all Brinson Advisors Funds, we need shareholder approval to add to the Trust's Board those persons who serve on the other Brinson Advisors Funds' boards. The Trust's Board agreed to submit this proposal to shareholders.

Q:      WHY DID THE TRUST'S BOARD APPROVE MANAGEMENT'S
        RECOMMENDATION?

A: The Board concluded that a unified group board structure would benefit the Portfolios by creating a diverse, experienced group of board members who understand the operations of the Brinson Advisors Funds and who are exposed to the wide variety of issues that arise from having governed different types of funds. Governing the Trust with a "unified" board structure may yield cost savings and is expected to enable management, and thus the Portfolios, to operate more efficiently.

Q:      IF THE BOARD PROPOSAL IS APPROVED BY SHAREHOLDERS, HOW MANY
        TRUSTEES WILL SIT ON THE BOARD?

A: If all nominees are elected, the Trust's Board will consist of 12 individuals. Six of these persons currently serve as Trustees; six will be new to the Trust's Board but have many years of experience serving on the boards of the other
        Brinson Advisors Funds.

Q:      WILL THE PROPOSED CHANGES RESULT IN HIGHER FUND FEES?

A: No. Fees charged to each Portfolio will not increase as a result of this proposal.

II.     GENERAL QUESTIONS

Q:      WHAT IS THE BOARD'S RECOMMENDATION?

A: The Board recommends that all shareholders vote "FOR" the nominees for the Board.

Q:      HOW CAN I VOTE?

A:      You can vote in any one of four ways:

        - Through the internet by going to
          https://vote.proxy-direct.com;

        - By telephone, with a toll-free call to 1-800-597-7836;

        - By mail, with the enclosed proxy card; or

        - In person at the Meeting.

        We encourage you to vote over the internet or by telephone, using the voting control number that appears on your proxy card. These voting methods will save your Portfolio money.
        Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

Q:      I PLAN TO VOTE BY MAIL. HOW SHOULD I SIGN MY PROXY CARD?

A: Please see the instructions at the end of the Notice of Special Meeting of Shareholders, which is attached.

Q:      I PLAN TO VOTE BY TELEPHONE. HOW DOES TELEPHONE VOTING WORK?

A: To vote by telephone, please call toll-free 1-800-597-7836 and follow the instructions provided during your call.

Q:      I PLAN TO VOTE THROUGH THE INTERNET. HOW DOES INTERNET
        VOTING WORK?

A: To vote through the internet, please log on to https://vote.proxy-direct.com and follow the instructions on the internet voting site.

Q:      WHOM SHOULD I CALL WITH QUESTIONS?

A:      Please call Alamo Direct Mailing Services, Inc. toll-free at
        1-866-606-0465 with any additional questions about the proxy statement or the upcoming Meeting.

Q:      WHY AM I RECEIVING PROXY INFORMATION ON PORTFOLIOS THAT I DO
        NOT OWN?

A: Since shareholders of all of the Trust's Portfolios are being asked to approve the same proposal -- the election of members of the Board -- most of the information that must be included in a proxy statement for your Portfolio(s) needs to be included in a proxy statement for the other Portfolios as well. Therefore, in order to save money and to promote efficiency, one proxy statement has been prepared for all of the Portfolios.

 THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSAL. PLEASE READ IT CAREFULLY.

                     PAINEWEBBER PACE SELECT ADVISORS TRUST

                         PACE MONEY MARKET INVESTMENTS
              PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
                   PACE INTERMEDIATE FIXED INCOME INVESTMENTS
                    PACE STRATEGIC FIXED INCOME INVESTMENTS
                    PACE MUNICIPAL FIXED INCOME INVESTMENTS
                      PACE GLOBAL FIXED INCOME INVESTMENTS
                  PACE LARGE COMPANY VALUE EQUITY INVESTMENTS
                  PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS
               PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS
              PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS
                     PACE INTERNATIONAL EQUITY INVESTMENTS
             PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

                                ----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 22, 2001
                                ----------------

TO THE SHAREHOLDERS:

    A special meeting of the holders of shares of beneficial interest of PACE Money Market Investments, PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments, PACE Large Company Value Equity Investments, PACE Large Company Growth Equity Investments, PACE Small/ Medium Company Value Equity Investments, PACE Small/Medium Company Growth Equity Investments, PACE International Equity Investments and PACE International Emerging Markets Equity Investments (each, a "Portfolio" and collectively, the "Portfolios"), each a series of PaineWebber PACE Select Advisors Trust (the "Trust"), will be held at 1285 Avenue of the Americas, 14th Floor, New York, New York 10019-6028, on August 22, 2001, at 10:00 a.m. (Eastern time), for the purpose of considering the following proposals:

PROPOSAL 1:                              To elect 12 members of the Board
                                         of Trustees of the Trust to serve
                                         indefinite terms until their
                                         successors are duly elected and
                                         qualified or until their earlier
                                         resignation or removal, whose
                                         terms will be effective beginning
                                         September 11, 2001 or, in the
                                         event of an adjournment or
                                         adjournments of the special
                                         meeting of shareholders, such
                                         later date as shareholder approval
                                         is obtained.

PROPOSAL 2:                              To transact such other business as
                                         may properly arise at the special
                                         meeting and any adjournments
                                         thereof.

    You are entitled to vote at the special meeting, and at any adjournments thereof, with respect to each Portfolio in which you owned shares at the close of business on May 31, 2001. Please execute and return promptly in the enclosed envelope the accompanying proxy card, which is being solicited by the Board of Trustees of the Trust, or vote your shares by telephone or the internet. Returning your proxy promptly is important to ensure a quorum at the meeting. You may revoke your proxy at any time before it is exercised by the subsequent execution and submission of a revised proxy, by giving a written notice of revocation to the Trust or by voting in person at the meeting.

    This notice and related proxy material are first being mailed to shareholders of the Portfolios on or about July 16, 2001.

                                 By Order of the Board of Trustees,

                                 AMY R. DOBERMAN
                                 SECRETARY

July 16, 2001
51 West 52nd Street
New York, New York 10019-6114

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

    Please indicate your voting instructions on the enclosed proxy card, sign and date the card and return it in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE NOMINEES FOR TRUSTEE NAMED IN THE ATTACHED PROXY STATEMENT; AND, IN THE DISCRETION OF THE PERSONS APPOINTED AS PROXIES, EITHER "FOR" OR "AGAINST" ANY OTHER BUSINESS THAT MAY PROPERLY ARISE AT THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. As an alternative to using the paper proxy card to vote, you may vote shares that are registered in your name, as well as shares held in "street name" through a broker, via the internet or telephone. To vote in this manner, you will need the 14-digit "control" number that appears on your proxy card.

    To vote via the internet, please access https://vote.proxy-direct.com on the World Wide Web and follow the on-screen instructions.

    You may also call toll-free 1-800-597-7836 and vote by telephone.

    If you have not voted after several weeks, our proxy solicitor, Alamo Direct Mailing Services, Inc., may contact you. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

    The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Portfolio involved in validating your vote if you fail to sign your proxy card properly.

    1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

    2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

    3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

               REGISTRATION                    VALID SIGNATURE
               ------------                    ---------------
Corporate Accounts
    (1) ABC Corp..........................  ABC Corp.
                                            John Doe, Treasurer
    (2) ABC Corp..........................  John Doe, Treasurer
    (3) ABC Corp. c/o John Doe,             John Doe
      Treasurer...........................
    (4) ABC Corp. Profit Sharing Plan.....  John Doe, Trustee

Partnership Accounts
    (1) The XYZ Partnership...............  Jane B. Smith, Partner
    (2) Smith and Jones, Limited            Jane B. Smith, General
      Partnership.........................  Partner

Trust Accounts
    (1) ABC Trust Account.................  Jane B. Doe, Trustee
    (2) Jane B. Doe, Trustee u/t/d          Jane B. Doe
      12/28/78............................

Custodial or Estate Accounts
    (1) John B. Smith, Cust. f/b/o John B.  John B. Smith
      Smith Jr. UGMA/UTMA.................
    (2) Estate of John B. Smith...........  John B. Smith, Jr.,
                                            Executor

                     PAINEWEBBER PACE SELECT ADVISORS TRUST

                         PACE MONEY MARKET INVESTMENTS
              PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
                   PACE INTERMEDIATE FIXED INCOME INVESTMENTS
                    PACE STRATEGIC FIXED INCOME INVESTMENTS
                    PACE MUNICIPAL FIXED INCOME INVESTMENTS
                      PACE GLOBAL FIXED INCOME INVESTMENTS
                  PACE LARGE COMPANY VALUE EQUITY INVESTMENTS
                  PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS
               PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS
              PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS
                     PACE INTERNATIONAL EQUITY INVESTMENTS
             PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

                              51 West 52nd Street
                         New York, New York 10019-6114

                                ----------------
                                PROXY STATEMENT
                                ---------------
         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 22, 2001

    This joint proxy statement ("Proxy Statement") is being furnished to holders of shares of beneficial interest ("Shares") of PACE Money Market Investments, PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments, PACE Large Company Value Equity Investments, PACE Large Company Growth Equity Investments, PACE Small/Medium Company Value Equity Investments, PACE Small/Medium Company Growth Equity Investments, PACE International Equity Investments and PACE International Emerging Markets Equity Investments (each, a "Portfolio" and collectively, the "Portfolios") in connection with the solicitation by the Board of Trustees (the "Board") of PaineWebber PACE Select Advisors Trust (the "Trust") of proxies to be used at the special meeting, or any adjournment or adjournments thereof, of the shareholders of the Portfolios (the "Meeting"), to be held at 1285 Avenue of the Americas, 14th Floor, New York, New York 10019-6028, on August 22, 2001, at 10:00 a.m. (Eastern time). This Proxy Statement and accompanying proxy card are first being mailed to shareholders on or about July 16, 2001.

    The Trust is a management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and is organized as a Delaware business trust. The Portfolios are series of the Trust.

    The Meeting is being held to consider and vote on the following matters, as indicated below and described more fully herein:

PROPOSAL 1:                              To elect 12 members of the Board
                                         of Trustees of the Trust to serve
                                         indefinite terms until their
                                         successors are duly elected and
                                         qualified or until their earlier
                                         resignation or removal, whose
                                         terms will be effective beginning
                                         September 11, 2001 or, in the
                                         event of an adjournment or
                                         adjournments of the Meeting, such
                                         later date as shareholder approval
                                         is obtained.

PROPOSAL 2:                              To transact such other business as
                                         may properly arise at the Meeting
                                         and any adjournments thereof.

    Brinson Advisors, Inc. ("Brinson Advisors"), formerly known as Mitchell Hutchins Asset Management Inc., serves as the investment manager and administrator to the Trust. Brinson Advisors is also the investment advisor for PACE Money Market Investments. Each of the other Portfolios has one or more investment advisors, all of whom provide services to the applicable Portfolio under the supervision of Brinson Advisors. A listing of the investment advisor(s) for each Portfolio is set forth in Exhibit A to this Proxy Statement. Brinson Advisors is an indirect wholly owned asset management subsidiary of UBS AG ("UBS AG"). UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry. Brinson Advisors also is the principal underwriter of each Portfolio's Shares. The principal business address of Brinson Advisors is 51 West 52nd Street, New York, New York 10019-6114. The principal business address of UBS AG is Bahnhofstrasse 45, Zurich, Switzerland.

                               VOTING INFORMATION

    The presence (in person or by proxy) of one-third of the Shares of the Trust outstanding and entitled to vote will constitute a quorum for the transaction of business at the Meeting.

    In the event that a quorum with respect to a proposal is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of the adjournment and will vote those proxies required to be voted AGAINST any proposal against the adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

    Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as Shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes will have no effect on Proposal 1, for which the required vote is a plurality of the votes cast, but effectively will be a vote against adjournment, for which the required vote is a percentage of the Shares present in person or by proxy.

    The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon, if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you give no voting instructions, your Shares will be voted FOR the nominees named herein for the Board; and, in the discretion of the individuals named as proxies, either FOR or AGAINST any other business that may properly arise at the Meeting. If any nominee for the Board should withdraw or otherwise become unavailable for election, your Shares will be voted in favor of such other nominee or nominees as the Trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act (each, an "Independent Trustee"), may recommend.

    Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Trust's Secretary (the "Secretary"). To be effective, such revocation must be received by the Secretary prior to the Meeting. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by voting in person.

    Shareholders of record at the close of business on May 31, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. The number of Shares of each class of each Portfolio that were issued and outstanding as of the Record Date is set forth in Exhibit B to this Proxy Statement.

    A listing of the owners of more than 5% of each class of shares of each Portfolio as of May 31, 2001 is set forth in Exhibit C to this Proxy Statement. To the knowledge of the Trust's management, the executive officers and the Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of each Portfolio as of May 31, 2001.

    COPIES OF THE TRUST'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN MAILED TO SHAREHOLDERS. SHAREHOLDERS MAY REQUEST ADDITIONAL COPIES OF THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS BY WRITING THE TRUST AT 51 WEST 52ND STREET, NEW YORK, NEW YORK 10019-6114, OR BY CALLING TOLL-FREE 1-866-606-0465.

    Each full Share outstanding is entitled to one vote and each fractional Share outstanding is entitled to a proportionate share of one vote with respect to each matter to be voted upon by the shareholders. Information about the vote necessary with respect to Proposal 1 is discussed below.

                                   PROPOSAL 1
                              ELECTION OF TRUSTEES

    DISCUSSION. Proposal 1 concerns the election of Trustees of the Trust. Management proposes the election of the 12 nominees named in the table below to comprise the entire Board. If elected, the terms of the 12 nominees will begin effective September 11, 2001 or, in the event of an adjournment or adjournments of the Meeting, such later date as shareholder approval is obtained, upon their respective acceptances of their election in writing (the "Effective Date"); until that time, the current Board will continue its term. It is anticipated that Messrs. Brian M. Storms and M. Cabell Woodward, each a current member of the Board, will resign effective the Effective Date if Proposal 1 is approved by the Trust's shareholders. Each nominee, including each person who is an Independent Trustee, has indicated a willingness to serve if elected. If elected, each nominee will hold office for an indefinite term until his or her successor is duly elected and qualified, or until he or she resigns or is otherwise removed.

    The nomination of these persons to serve as the Board of Trustees of the Trust reflects an overall plan to coordinate and enhance the efficiency of the governance of the Trust and of certain other investment companies that are managed, advised or sub-advised by Brinson Advisors (the "Brinson Advisors Funds"). The proposal concerning the size and composition of the Board was suggested to the Board by Brinson Advisors and reviewed by the current Independent Trustees with the advice of their counsel. The Independent Trustee nominees were nominated by the current Independent Trustees and then by the Board, along with the other nominees, at a meeting held on May 8,

2001. Each of the other Independent Trustee nominees already serves as an independent board member for one or more other Brinson Advisors Funds and understands the operations of the complex.

    Brinson Advisors recommended, and the Board agreed, that the Trust should be governed by a larger Board of Trustees composed of the same members as are expected to govern the other Brinson Advisors Funds. Presently, the Board membership of the Trust and the board membership of the other Brinson Advisors Funds are not identical. Eight persons currently serve on the Trust's Board, and nine persons currently serve on the boards of the other Brinson Advisors Funds. The boards overlap somewhat in that the same three individuals who are "interested persons" (as defined in the 1940 Act) ("Interested Trustees") currently serve on each board. If shareholders elect each of the nominees, the existing Trustees (except Messrs. Storms and Woodward, who are expected to resign) will be joined by the six independent board members of the other Brinson Advisors Funds.

    The boards of the other Brinson Advisors Funds have conditionally approved the expansions of their boards and the appointment of new board members so that, if the proposal to elect Trustees is approved by the Trust's shareholders, the Trust's current Independent Trustees (except Mr. Woodward who is expected to resign) would be appointed board members of each of these other funds and the boards of all of the Brinson Advisors Funds will be composed of the same members. The approval by the boards of the other Brinson Advisors Funds is conditioned on the approval by shareholders of the Trust of the proposal to elect the new Board of Trustees being proposed.

    In its deliberations, the Board considered various matters related to the management and long-term welfare of the Portfolios. The Board believes that coordinated governance through a unified board structure will benefit the Portfolios and the Trust.

    The Trust was created in connection with the establishment of the PaineWebber PACE-SM- Select Advisors Program (the "Program"). The Program is an investment advisory service pursuant to which UBS PaineWebber Inc. provides investors with personalized investment allocation recommendations. When started, the Trust had only one class of shares per Portfolio and was only offered through the Program. During the past year, the Trust adopted a multi-class structure similar to that used by many other Brinson Advisors Funds so that its Portfolios may be sold outside the Program. The structure of the Trust is now similar to most of the other long-term Brinson Advisor Funds. Therefore, the Trust shares many of the same issues in terms of distribution and marketing strategies.

    Coordinated governance within the Brinson Advisors Funds complex also will reduce the possibility that the separate boards might arrive at conflicting or inconsistent decisions regarding the policies, strategies, operations and management of the Portfolios and the other Brinson Advisors Funds. This would help avoid costs, confusion and complexity resulting from different or conflicting decisions. The potential for inconsistency has increased now that the Portfolios are more structurally similar to several other Brinson Advisors Funds. Operating with a unified group structure eliminates the potential for these types of conflicts while preserving the insights and experience that can be contributed by individual members. Having a unified group structure would also allow management to reduce the total number of board meetings held each year across the complex. This is expected to make the governance process more efficient. Brinson Advisors expends a significant amount of time and effort preparing and coordinating materials and presentations for board meetings. In many instances, presentations need to be made more than once on identical or similar issues. Adopting a unified group structure would enable management to use time more efficiently. There may also be cost savings in avoiding duplication of effort involved in the preparation and conduct of board meetings as well as reductions in fees and expenses related to legal services.

    The Board concluded that a unified group structure will benefit the Portfolios by creating a diverse, experienced group of Board members who understand the operations of the Brinson Advisors Funds and are exposed to the wide variety of issues that arise from overseeing different types of funds.

    The Board also believes that the Portfolios and the Trust will benefit from the diversity and experience of the nominees that would comprise the expanded Board and from the experience that each nominee will gain by serving on the boards of a diverse group of funds. The nominees have had distinguished careers in government, finance, law, marketing and other areas and will bring a wide range of expertise to the Board. Ten of the 12 nominees, if elected, would be Independent Trustees. Independent Trustees are charged with special responsibilities to provide an independent check on management and to approve advisory, distribution and similar agreements between the Trust and management. They also constitute the members of the Board's Audit and Contract Review Committee.

    The nominees for election as Board members, their ages, a description of their principal occupations and, for the current Trustees, the year in which they were elected (for Mrs. Alexander and Messrs. Beaubien, Bewkes, Hewitt, Janklow and White) or appointed (for Messrs. Storms and Woodward) a Trustee of the Trust are listed in the table below. Unless otherwise indicated, the business address of each of the nominees is 51 West 52nd Street, New York, New York

10019-6114. A table indicating each nominee's ownership of Portfolio Shares is set forth in Exhibit D to this Proxy Statement.

                                PRESENT POSITION WITH THE TRUST AND YEAR OF
                                APPOINTMENT; BUSINESS EXPERIENCE DURING PAST
NOMINEE; AGE; ADDRESS                 FIVE YEARS; OTHER DIRECTORSHIPS
---------------------           --------------------------------------------
Margo N. Alexander*; 54         CURRENT TRUSTEE AND NOMINEE. Mrs. Alexander
                                has been a Trustee of the Trust since 1995
                                and is chairman (since March 1999) and a
                                director of Brinson Advisors (since January
                                1995) and an executive vice president and a
                                director of UBS PaineWebber Inc. ("UBS
                                PaineWebber"+) (since March 1984). She was
                                chief executive officer of Brinson Advi-
                                sors from January 1995 to October 2000.
                                Mrs. Alexander is a director or trustee of
                                22 investment companies for which Brinson
                                Advisors, UBS PaineWebber or one of their
                                affiliates serves as investment advisor.

Richard Q. Armstrong; 66        NOMINEE. Mr. Armstrong is chairman and
R.Q.A. Enterprises              principal of R.Q.A. Enterprises (manage-
One Old Church Road             ment consulting firm) (since April 1991 and
Unit #6                         principal occupation since March 1995). He
Greenwich, CT 06830             is also a director of AlFresh Beverages
                                Canada, Inc. (a Canadian beverage subsidi-
                                ary of AlFresh Foods Inc.) (since October
                                2000). Mr. Armstrong was chairman of the
                                board, chief executive officer and co-owner
                                of Adirondack Beverages (producer and dis-
                                tributor of soft drinks and sparkling/still
                                waters) (October 1993-March 1995). He was a
                                partner of The New England Consulting Group
                                (management consulting firm) (December
                                1992-September 1993). He was managing
                                director of LVMH U.S. Corporation (U.S.
                                subsidiary of the French luxury goods
                                conglomerate, Louis Vuitton Moet Hennessey
                                Corporation) (1987-1991) and chairman of its
                                wine and spirits subsidiary, Schieffelin &
                                Somerset Company (1987-1991). Mr. Armstrong
                                is a director or trustee of 21 investment
                                companies for which Brinson Advisors, UBS
                                PaineWebber or one of their affiliates
                                serves as investment advisor.

                                PRESENT POSITION WITH THE TRUST AND YEAR OF
                                APPOINTMENT; BUSINESS EXPERIENCE DURING PAST
NOMINEE; AGE; ADDRESS                 FIVE YEARS; OTHER DIRECTORSHIPS
---------------------           --------------------------------------------
David J. Beaubien; 66           CURRENT TRUSTEE AND NOMINEE. Mr. Beaubien
84 Doane Road                   has been a trustee of the Trust since 1995
Ware, MA 01082                  and is chairman of Yankee Environmental
                                Systems, Inc., a manufacturer of meteoro-
                                logical measuring systems. Prior to January
                                1991, he was senior vice president of
                                EG&G, Inc., a company which makes and
                                provides a variety of scientific and techni-
                                cally oriented products and services. He is
                                also a director of IEC Electronics, Inc., a
                                manufacturer of electronic assemblies. From
                                1985 to January 1995, Mr. Beaubien served
                                as a director or trustee on the boards of
                                the Kidder, Peabody & Co. Incorporated
                                mutual funds.

E. Garrett Bewkes, Jr.*; 74     CURRENT TRUSTEE, CHAIRMAN OF THE BOARD OF
                                TRUSTEES AND NOMINEE. Mr. Bewkes has been a
                                trustee of the Trust since 1995 and serves
                                as a consultant to UBS PaineWebber (since
                                May 1999). Prior to November 2000, he was a
                                director of Paine Webber Group Inc. ("PW
                                Group," formerly the holding company of UBS
                                PaineWebber and Brinson Advisors) and prior
                                to 1996, he was a consultant to PW Group.
                                Prior to 1988, he was chairman of the board,
                                president and chief executive officer of
                                American Bakeries Company. Mr. Bewkes is a
                                director of Interstate Bakeries Corporation.
                                Mr. Bewkes is a director or trustee of 32
                                investment companies for which Brinson
                                Advisors, UBS PaineWebber or one of their
                                affiliates serves as investment advisor.

                                PRESENT POSITION WITH THE TRUST AND YEAR OF
                                APPOINTMENT; BUSINESS EXPERIENCE DURING PAST
NOMINEE; AGE; ADDRESS                 FIVE YEARS; OTHER DIRECTORSHIPS
---------------------           --------------------------------------------
Richard R. Burt; 54             NOMINEE. Mr. Burt is chairman of IEP Advi-
1275 Pennsylvania Ave., N.W.    sors, LLP (international investments and
Washington, D.C. 20004          consulting firm) (since March 1994) and a
                                partner of McKinsey & Company (management
                                consulting firm) (since 1991). He is also a
                                director of Archer-Daniels-Midland Company
                                (agricultural commodities), Hollinger
                                International Company (publishing), six
                                investment companies in the Deutsche Bank
                                family of funds, nine investment companies
                                in the Flag Investors family of funds, The
                                Central European Fund, Inc. and the Germany
                                Fund, Inc., vice chairman of Anchor Gaming
                                (provides technology to gaming and wagering
                                industry) (since July 1999) and chairman of
                                Weirton Steel Corp. (makes and finishes
                                steel products) (since April 1996). He was
                                the chief negotiator in the Strategic Arms
                                Reduction Talks with the former Soviet Union
                                (1989-1991) and the U.S. Ambassador to the
                                Federal Republic of Germany (1985-1989).
                                Mr. Burt is a director or trustee of 21
                                investment companies for which Brinson
                                Advisors, UBS PaineWebber or one of their
                                affiliates serves as investment advisor.

Meyer Feldberg; 59              NOMINEE. Mr. Feldberg is Dean and Profes-
Columbia University             sor of Management of the Graduate School of
101 Uris Hall                   Business, Columbia University. Prior to
New York, New York 10027        1989, he was president of the Illinois
                                Institute of Technology. Dean Feldberg is
                                also a director of Primedia Inc.
                                (publishing), Federated Department
                                Stores, Inc. (operator of department
                                stores), Revlon Inc. (cosmetics) and Select
                                Medical Inc. (healthcare services). Dean
                                Feldberg is a director or trustee of 29
                                investment companies for which Brinson
                                Advisors, UBS PaineWebber or one of their
                                affiliates serves as investment advisor.

                                PRESENT POSITION WITH THE TRUST AND YEAR OF
                                APPOINTMENT; BUSINESS EXPERIENCE DURING PAST
NOMINEE; AGE; ADDRESS                 FIVE YEARS; OTHER DIRECTORSHIPS
---------------------           --------------------------------------------
George W. Gowen; 71             NOMINEE. Mr. Gowen is a partner in the law
666 Third Avenue                firm of Dunnington, Bartholow & Miller.
New York, New York 10017        Prior to May 1994, he was a partner in the
                                law firm of Fryer, Ross & Gowen. Mr. Gowen
                                is a director or trustee of 29 investment
                                companies for which Brinson Advisors, UBS
                                PaineWebber or one of their affiliates
                                serves as investment advisor.

William W. Hewitt, Jr.; 72      CURRENT TRUSTEE AND NOMINEE. Mr. Hewitt is
c/o Brinson Advisors, Inc.      retired. Mr. Hewitt has been a Trustee of
51 West 52nd Street             the Trust since 1995, and since 1988, he has
New York, NY 10019-6114**       served as a director or trustee on the
                                boards of the Guardian Life Insurance
                                Company mutual funds. From 1990 to January
                                1995, Mr. Hewitt served as a director or
                                trustee on the boards of the Kidder,
                                Peabody & Co. Incorporated mutual funds.
                                From 1986-1988, he was an executive vice
                                president and director of mutual funds,
                                insurance and trust services of Shearson
                                Lehman Brothers Inc. From 1976-1986, he was
                                president of Merrill Lynch Funds Distribu-
                                tor, Inc.

Morton Janklow; 71              CURRENT TRUSTEE AND NOMINEE. Mr. Janklow
445 Park Avenue                 has been a Trustee of the Trust since 1995
New York, NY 10022              and is senior partner of Janklow & Nesbit
                                Associates, an international literary agency
                                representing leading authors in their rela-
                                tionships with publishers and motion pic-
                                ture, television and multi-media companies,
                                and of counsel to the law firm of Janklow &
                                Ashley.

                                PRESENT POSITION WITH THE TRUST AND YEAR OF
                                APPOINTMENT; BUSINESS EXPERIENCE DURING PAST
NOMINEE; AGE; ADDRESS                 FIVE YEARS; OTHER DIRECTORSHIPS
---------------------           --------------------------------------------
Frederic V. Malek; 64           NOMINEE. Mr. Malek is chairman of Thayer
1455 Pennsylvania Ave., N.W.    Capital Partners (merchant bank) and chair-
Suite 350                       man of Thayer Hotel Investors III, Thayer
Washington, D.C. 20004          Hotel Investors II and Lodging Opportuni-
                                ties Fund (hotel investment partnerships).
                                From January 1992 to November 1992, he was
                                campaign manager of Bush-Quayle '92. From
                                1990 to 1992, he was vice chairman, and from
                                1989 to 1990 he was president, of Northwest
                                Airlines Inc. and NWA Inc. (holding company
                                of Northwest Airlines Inc.). Prior to 1989,
                                he was employed by the Marriott Corporation
                                (hotels, restaurants, airline catering and
                                contract feeding), where he most recently
                                was an executive vice president and
                                president of Marriott Hotels and Resorts.
                                Mr. Malek is also a director of Aegis
                                Communications, Inc. (tele-services),
                                American Management Systems, Inc. (man-
                                agement consulting and computer related
                                services), Automatic Data Processing, Inc.
                                (computing services), CB Richard
                                Ellis, Inc. (real estate services), FPL
                                Group, Inc. (electric services), Classic
                                Vacation Group (packaged vacations), Manor
                                Care, Inc. (health care) and Northwest
                                Airlines Inc. Mr. Malek is a director or
                                trustee of 21 investment companies for which
                                Brinson Advisors, UBS PaineWebber or one of
                                their affiliates serves as investment
                                advisor.

                                PRESENT POSITION WITH THE TRUST AND YEAR OF
                                APPOINTMENT; BUSINESS EXPERIENCE DURING PAST
NOMINEE; AGE; ADDRESS                 FIVE YEARS; OTHER DIRECTORSHIPS
---------------------           --------------------------------------------
Carl W. Schafer; 65             NOMINEE. Mr. Schafer is president of the
66 Witherspoon Street, #1100    Atlantic Foundation (charitable founda-
Princeton, NJ 08542             tion). He is a director of Labor
                                Ready, Inc. (temporary employment), Roadway
                                Express, Inc. (trucking), The Guardian Group
                                of Mutual Funds, The Harding, Loevner Funds,
                                E.I.I. Realty Trust (investment company),
                                Electronic Clearing House, Inc. (financial
                                transactions processing), Frontier Oil
                                Corporation and Nutraceutix, Inc.
                                (biotechnology company). Prior to January
                                1993, he was chairman of the Investment
                                Advisory Committee of the Howard Hughes
                                Medical Institute. Mr. Schafer is a director
                                or trustee of 21 investment companies for
                                which Brinson Advisors, UBS PaineWebber or
                                one of their affiliates serves as investment
                                advisor.

Brian M. Storms*++; 46          CURRENT TRUSTEE AND PRESIDENT OF THE TRUST.
                                Mr. Storms has been a Trustee of the Trust
                                since 2000 and is chief executive officer
                                (since October 2000) and president of Brin-
                                son Advisors (since March 1999). Mr. Storms
                                was president of Prudential Investments
                                (1996-1999). Prior to joining Prudential
                                Investments he was a managing director at
                                Fidelity Investments. Mr. Storms is
                                president and a director or trustee of 22
                                investment companies for which Brinson
                                Advisors, UBS PaineWebber or one of their
                                affiliates serves as investment advisor.

William White; 67               CURRENT TRUSTEE AND NOMINEE. Mr. White has
P.O. Box 199                    been a Trustee of the Trust since 1995.
Upper Black Eddy, PA 18972      Mr. White is retired. From February 1989
                                through March 1994, he was president of the
                                National League of Professional Baseball
                                Clubs. Prior to 1989, he was a television
                                sportscaster for WPIX-TV, New York.
                                Mr. White served on the Board of Directors
                                of Centel from 1989 to 1993 and until
                                recently on the Board of Directors of
                                Jefferson Banks Incorporated, Philadelphia,
                                PA.

                                PRESENT POSITION WITH THE TRUST AND YEAR OF
                                APPOINTMENT; BUSINESS EXPERIENCE DURING PAST
NOMINEE; AGE; ADDRESS                 FIVE YEARS; OTHER DIRECTORSHIPS
---------------------           --------------------------------------------
M. Cabell Woodward, Jr.++; 72   CURRENT TRUSTEE. Mr. Woodward has been a
45 Manursing Way                Trustee of the Trust since 1995. Mr. Wood-
Rye, NY 10580                   ward is retired. From July 1985 until his
                                retirement in February 1993, Mr. Woodward
                                was vice chairman and chief financial
                                officer of ITT Corporation.

------------------------

 +  UBS PaineWebber is a service mark of UBS AG.

 * Indicates an Interested Trustee of the Trust by reason of his or her position with UBS PaineWebber, Brinson Advisors or another affiliate of UBS AG.

**  Address for mailing purposes only.

++ Messrs. Storms and Woodward are not standing for reelection, and it is expected that each will resign from the Board effective the Effective Date.

    As of the date of this Proxy Statement, the Board has held four regularly scheduled meetings during the fiscal year ending July 31, 2001. One additional meeting is scheduled to be held after the date of this Proxy Statement but before the completion of the Trust's current fiscal year. As of the date of this Proxy Statement, each of the Trustees then in office attended at least 75% of the aggregate of the total number of meetings of the Board held during the period for which he or she served during the fiscal year ending July 31, 2001.

    During the Trust's fiscal year ended July 31, 2000, the board held six regularly scheduled and special meetings. Each of the Trustees then in office attended at least 75% of the aggregate of the total number of meetings of the Board held during the period for which he or she served.

    The Board has a standing Audit and Contract Review Committee consisting of Messrs. Beaubien, Hewitt, Janklow, White and Woodward, who are all of the incumbent Independent Trustees. The standing Audit and Contract Review Committee was established in May 2001.

    The duties of the Audit and Contract Review Committee include general audit oversight functions such as: (a) recommending to the Board the selection of an independent public accounting firm; (b) reviewing the scope of the Trust's proposed audit each year and the audit procedures to be utilized; (c) reviewing the audit and (d) discussing with management the performance of the independent auditors.

    The duties of the Audit and Contract Review Committee also include general contract review functions such as: (a) requesting such information as is deemed relevant by the committee regarding the performance of each of the contracts and arrangements required to be reviewed and approved by the Board under the 1940 Act; (b) reviewing information and data provided by the service providers in connection with their performance and (c) making recommendations to the Board concerning the initial approval and/or continuation of each of the proposed contracts and arrangements and the reasonableness and appropriateness of the proposed fees.

                               COMPENSATION TABLE

    The Trust currently pays each Board member who is not an Interested Trustee $35,000 annually and $6,250 for attending each meeting of the Board or any committee thereof. In addition, Mr. Hewitt receives $15,000 annually for serving as lead Independent Trustee and Chairman of the Audit and Contract Review Committee. Trustees are reimbursed for expenses incurred in attending meetings. Because Brinson Advisors or other entities perform substantially all of the services necessary for the operation of the Trust and the Portfolios, the Trust requires no employees. No officer, director or employee of Brinson Advisors presently receives any compensation from the Trust for acting as a trustee or officer. Since all of the Independent Trustees are expected to begin serving on additional boards if this proposal is approved, it is expected that their compensation may increase. It is anticipated that, if Proposal 1 is approved, the boards of the Trust and of the other Brinson Advisors Funds will consider the adoption of a complex-wide compensation arrangement that will allocate compensation payable by each Brinson Advisors Fund on the basis of its relative net assets. No assurance can be given, however, that a complex-wide compensation arrangement will be adopted.

    The table below sets forth certain information relating to the compensation of the current members of the Board who held office with the Trust during the year ended December 31, 2000 and of the nominees to the

Board. No fund within the UBS PaineWebber/Brinson Advisors Funds complex has a bonus, pension, profit sharing or retirement plan.

                                                     AGGREGATE COMPENSATION
                                                            FROM THE
                                                     UBS PAINEWEBBER/BRINSON
                            AGGREGATE COMPENSATION       ADVISORS FUNDS
NAME(1)                       FROM THE TRUST(5)            COMPLEX(6)
-------                     ----------------------   -----------------------
Margo N. Alexander(2).....             -0-                       -0-
Richard Q. Armstrong(3)...             -0-                  $108,232
David J. Beaubien.........         $60,000                  $ 65,000
E. Garrett Bewkes,
  Jr.(2)..................             -0-                       -0-
Richard R. Burt(3)........             -0-                  $108,232
Meyer Feldberg(3).........             -0-                  $173,982
George W. Gowen(3)........             -0-                  $173,982
William W. Hewitt.........         $75,000                  $ 75,000
Morton L. Janklow.........         $53,750                  $ 65,000
Frederic V. Malek(3)......             -0-                  $108,232
Carl W. Schafer(3)........             -0-                  $106,372
Brian M. Storms(2)(4).....             -0-                       -0-
William D. White..........         $60,000                  $ 65,000
M. Cabell Woodward,
  Jr.(4)..................         $60,000                  $ 65,000

------------------------

(1) Only Independent Trustees are compensated by the Trust or the fund complex; Trustees who are Interested Trustees do not receive compensation from the Trust or the fund complex.

(2) An Interested Trustee of the Trust.

(3) A nominee to the Board not currently incumbent.

(4) Messrs. Storms and Woodward are not standing for reelection, and it is expected that each will resign from the Board effective the Effective Date.

(5) Represents fees paid to each Trustee during the fiscal year ending July 31, 2001. During the fiscal year ending July 31, 2001, Brinson Advisors waived a portion of its management fee and subsidized certain operating expenses, including the payment of Trustees' fees, with respect to some Portfolios in order to lower the overall expenses of these Portfolios to certain designated levels.

(6) Represents fees paid during the calendar year ended December 31, 2000 to each board member by: (a) 33 investment companies in the case of
    Messrs. Armstrong, Burt, Malek and Schafer; (b) 37 investment companies in the case of Messrs. Feldberg and Gowen; and (c) one investment company in the case of Messrs. Beaubien, Hewitt, Janklow, White and Woodward for which Brinson Advisors, UBS PaineWebber or one of their affiliates served as investment advisor.

    REQUIRED VOTE. The nominees receiving the affirmative vote of a plurality of the votes cast for the election of Trustees of the Board at the Meeting will be elected, provided a quorum is present. All the Shares of the Trust vote together with respect to Proposal 1.

   THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT
         SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES UNDER PROPOSAL 1.

                            ------------------------

                  INFORMATION CONCERNING INDEPENDENT AUDITORS

    The Trust's financial statements for the fiscal year ended July 31, 2000, were audited by Ernst & Young LLP ("Ernst & Young"), independent auditors. In addition, Ernst & Young prepares the Trust's federal and state annual income tax returns and provides certain non-audit services. The Board has selected Ernst & Young as the independent auditors for the Trust for the fiscal year ending
July 31, 2001. At the time the Board considered the selection of auditors for the fiscal year ending July 31, 2001, the Board was not subject to a requirement to consider whether the provision of non-audit services is compatible with maintaining Ernst & Young's independence. Ernst & Young has been the Trust's independent auditors since its inception in September 1994. Ernst & Young has informed the Trust that it has no material direct or indirect financial interest in the Trust.

    Representatives of Ernst & Young are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

    AUDIT FEES. The aggregate fees billed by Ernst & Young for professional services rendered for the audit of the Trust's annual financial statements for the fiscal year ending July 31, 2001 and the review of the financial statements included in the Trust's reports to shareholders are $414,200.

    FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no fees billed by Ernst & Young for the fiscal year ending July 31, 2001 for professional services rendered for financial information systems design and implementation services provided to the Trust, Brinson Advisors or entities that control, are controlled by or are under common control with Brinson Advisors that provide services to the Trust.

    ALL OTHER FEES. There were $217,600 in fees billed by Ernst & Young for the fiscal year ending July 31, 2001 for other services provided to the Trust, Brinson Advisors and entities that control, are controlled by or are under common control with Brinson Advisors that provide services to the Trust.

                               EXECUTIVE OFFICERS

    Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board. None of the Trust's officers currently receives any compensation from the Trust. The executive officers of the Trust, in addition to Mr. Storms (about whom information is given previously), are:

    THOMAS DISBROW, age 35, vice president and assistant treasurer of the Trust (appointed February 2000). Mr. Disbrow is a director and a senior manager of the mutual fund finance department of Brinson Advisors. Prior to November 1999, he was a vice president of Zweig/Glaser Advisers. Mr. Disbrow is a vice president and assistant treasurer of 22 investment companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor.

    AMY R. DOBERMAN, age 39, vice president and secretary of the Trust (appointed September 2000). Ms. Doberman is an executive director and the general counsel of Brinson Advisors. From December 1996 through July 2000, she was general counsel of Aeltus Investment Management, Inc. Prior to working at Aeltus, Ms. Doberman was a Division of Investment Management Assistant Chief Counsel at the Securities and Exchange Commission. Ms. Doberman is a vice president and secretary of 22 investment companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor. In addition, Ms. Doberman is secretary of The Brinson Funds, a group of mutual funds advised by Brinson Partners, Inc., an affiliate of Brinson Advisors (appointed May 2001).

    JOANNE M. KILKEARY, age 33, vice president and assistant treasurer of the Trust (appointed September 1999). Prior to September 1999, Ms. Kilkeary was a supervisor for certain investment companies for which UBS PaineWebber serves as investment advisor. Ms. Kilkeary is an associate director and a manager of the mutual fund finance department of Brinson Advisors.

    KEVIN J. MAHONEY, age 35, vice president and assistant treasurer of the Trust (appointed May 1999). Mr. Mahoney is a director and a senior manager of the mutual fund finance department of Brinson Advisors. From August 1996 through March 1999, he was the manager of the mutual fund internal control group of Salomon Smith Barney. Prior to August 1996, he was an associate and assistant treasurer for BlackRock Financial Management L.P. Mr. Mahoney is a vice president and assistant treasurer of 22 investment companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor.

    EMIL POLITO, age 40, vice president of the Trust (appointed May 2001).
Mr. Polito is an executive director of investment support and mutual fund services for Brinson Advisors. From July 2000 to October 2000, he was a senior manager of investment systems of Dreyfus Corp. Prior to July 2000, Mr. Polito was a senior vice president and director of operations and control for Brinson Advisors. Mr. Polito is a vice president of 22 investment companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor.

    PAUL H. SCHUBERT, age 38, vice president (appointed September 1994) and treasurer (appointed May 1997) of the Trust. Mr. Schubert is an executive director and head of the mutual fund finance department of Brinson Advisors.
Mr. Schubert is a vice president and treasurer of 22 investment companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor. In addition, Mr. Schubert is treasurer of The Brinson Funds, a group of mutual funds advised by Brinson Partners, Inc., an affiliate of Brinson Advisors (appointed May 2001).

    KEITH A. WELLER, age 39, vice president and assistant secretary of the Trust (appointed September 2000). Mr. Weller is a director and senior associate general counsel of Brinson Advisors and has been with that firm since June of 1995. Mr. Weller is a vice president and assistant secretary of 22 investment companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor.

                             ADDITIONAL INFORMATION

    The solicitation of proxies will be made primarily by mail but solicitations may also be made by telephone, telegraph, through the internet or in person by regular employees of Brinson Advisors or UBS PaineWebber, who will not receive any compensation therefor from the Trust or the Portfolios, or by Alamo Direct Mailing Services, Inc., professional proxy solicitors retained by the Trust, who will be paid approximately $163,000 in fees and expenses for their soliciting services. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Portfolios' shares, (c) payment to Alamo Direct Mailing Services, Inc. for its services in soliciting proxies and (d) supplementary solicitations to submit proxies, will be borne by the Trust.

                             SHAREHOLDER PROPOSALS

    As a general matter, the Trust and the Portfolios do not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of the Trust's or a

Portfolio's shareholders should send the proposals to the Trust or to that Portfolio at 51 West 52nd Street, New York, New York 10019-6199, so as to be received a reasonable time before the proxy solicitation for that meeting is made. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Trust's or the Portfolio's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

                                 OTHER BUSINESS

    Management knows of no business to be presented at the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Portfolios.

                      INDEX TO EXHIBITS TO PROXY STATEMENT

Exhibit A --         Investment Advisors to the Portfolios.............  A-1

Exhibit B --         Issued and Outstanding Shares of Each Portfolio as
                     of the Record Date................................  B-1

Exhibit C --         Beneficial Ownership of Greater Than 5% of
                     Portfolio Shares..................................  C-1

Exhibit D --         Portfolio Ownership of Nominees and Current Board
                     Members...........................................  D-1

                                                                       EXHIBIT A

                     INVESTMENT ADVISORS TO THE PORTFOLIOS

            PORTFOLIO                     INVESTMENT ADVISORS
            ---------                     -------------------
PACE Money Market Investments      Brinson Advisors

PACE Government Securities Fixed   Pacific Investment Management
Income Investments                 Company LLC

PACE Intermediate Fixed Income     Metropolitan West Asset
Investments                        Management, LLC

PACE Strategic Fixed Income        Pacific Investment Management
Investments                        Company LLC

PACE Municipal Fixed Income        Standish, Ayer & Wood, Inc.
Investments

PACE Global Fixed Income           Rogge Global Partners plc and
Investments                        Fischer Francis Trees &
                                   Watts, Inc. (and affiliates)

PACE Large Company Value Equity    Institutional Capital
Investments                        Corporation, Westwood Management
                                   Corporation and SSGA Funds
                                   Management, Inc.

PACE Large Company Growth Equity   Alliance Capital Management L.P.
Investments                        and SSGA Funds Management, Inc.

PACE Small/Medium Company Value    Ariel Capital Management, Inc.
Equity Investments                 and ICM Asset Management, Inc.

PACE Small/Medium Company Growth   Delaware Management Company
Equity Investments

PACE International Equity          Martin Currie Inc.
Investments

PACE International Emerging        Schroder Investment Management
Markets Equity Investments         North America Inc.

                                                                       EXHIBIT B

                ISSUED AND OUTSTANDING SHARES OF EACH PORTFOLIO
                             AS OF THE RECORD DATE

                     PORTFOLIO                        NUMBER OF SHARES
                     ---------                        ----------------
PACE Money Market Investments
  CLASS P...........................................   78,455,084.814

PACE Government Securities Fixed Income Investments
  CLASS A...........................................   17,580,741.579
  CLASS B...........................................    1,006,820.001
  CLASS C...........................................    4,576,569.141
  CLASS Y...........................................   10,208,557.800
  CLASS P...........................................   14,841,727.595

PACE Intermediate Fixed Income Investments
  CLASS A...........................................   12,938,827.148
  CLASS B...........................................    1,274,792.123
  CLASS C...........................................    1,596,542.146
  CLASS Y...........................................      270,078.487
  CLASS P...........................................   10,074,762.832

PACE Strategic Fixed Income Investments
  CLASS A...........................................    2,285,122.459
  CLASS B...........................................    1,302,499.769
  CLASS C...........................................    1,306,164.101
  CLASS Y...........................................       46,750.974
  CLASS P...........................................   16,356,717.677

PACE Municipal Fixed Income Investments
  CLASS A...........................................   14,469,177.532
  CLASS B...........................................    1,223,127.771
  CLASS C...........................................    2,603,017.778
  CLASS Y...........................................       33,349.151
  CLASS P...........................................    3,890,333.947

PACE Global Fixed Income Investments
  CLASS A...........................................   19,285,837.481
  CLASS B...........................................      261,802.777
  CLASS C...........................................    1,380,697.413
  CLASS Y...........................................      474,399.750
  CLASS P...........................................    8,962,955.245

                     PORTFOLIO                        NUMBER OF SHARES
                     ---------                        ----------------
PACE Large Company Value Equity Investments
  CLASS A...........................................   26,393,129.473
  CLASS B...........................................    7,810,445.406
  CLASS C...........................................    4,555,410.218
  CLASS Y...........................................    2,278,968.490
  CLASS P...........................................   20,718,788.045

PACE Large Company Growth Equity Investments
  CLASS A...........................................   12,718,823.184
  CLASS B...........................................    1,846,501.744
  CLASS C...........................................    1,523,571.235
  CLASS Y...........................................    1,810,673.013
  CLASS P...........................................   19,623,306.186

PACE Small/Medium Company Value Equity Investments
  CLASS A...........................................    2,761,245.768
  CLASS B...........................................      737,410.986
  CLASS C...........................................      823,655.905
  CLASS Y...........................................      100,274.163
  CLASS P...........................................   13,203,098.141

PACE Small/Medium Company Growth Equity Investments
  CLASS A...........................................    6,714,905.314
  CLASS B...........................................    1,298,961.546
  CLASS C...........................................    1,040,122.688
  CLASS Y...........................................       28,994.011
  CLASS P...........................................   18,026,120.550

PACE International Equity Investments
  CLASS A...........................................   12,754,545.592
  CLASS B...........................................      367,835.273
  CLASS C...........................................    1,106,443.169
  CLASS Y...........................................    1,695,672.902
  CLASS P...........................................   15,714,728.847

PACE International Emerging Markets Equity
  Investments
  CLASS A...........................................    1,032,383.360
  CLASS B...........................................      946,109.255
  CLASS C...........................................      523,713.728
  CLASS Y...........................................       69,198.867
  CLASS P...........................................    8,201,051.829

                                                                       EXHIBIT C

                    BENEFICIAL OWNERSHIP OF GREATER THAN 5%
                              OF PORTFOLIO SHARES

                                                             AMOUNT OF
    NAME OF PORTFOLIO            NAME AND ADDRESS       BENEFICIAL OWNERSHIP   PERCENT
    AND TITLE OF CLASS         OF BENEFICIAL OWNER*      AS OF MAY 31, 2001    OF CLASS
--------------------------  --------------------------  --------------------   --------
PACE Government Securities  Chestnut III                    9,407,298.131       92.15%
Fixed Income Investments    Attn.: Michael W. Kanzler
--Class Y                   c/o TY Inc.

PACE Intermediate Fixed     PaineWebber Cust.**                14,238.914        5.27%
Income Investments --       PaineWebber CDN FBO
Class Y                     Jerome N. Jones

                            PaineWebber Cust.**                13,712.416        5.07%
                            PaineWebber CDN FBO
                            Gertrude A. Tormey

PACE Strategic Fixed        OBICI Foundation                1,735,128.506       10.60%
Income Investments --       Attn.: William A.
Class P                     Carpenter

                            CHA Foundation                    826,506.139        5.05%
                            Chesapeake General
                            Hospital

PACE Strategic Fixed        Anne L. Solnit Trustee**            8,253.450       17.65%
Income Investments --       of the Anne L. Solnit
Class Y                     Trust
                            Dtd. 5/6/97

                            PaineWebber Cust.**                 4,768.698       10.20%
                            PaineWebber CDN FBO
                            Jerry M. Zeigler

                            PaineWebber Cust.**                 4,524.597        9.67%
                            PaineWebber CDN
                            Paula S. Bradnan

                            Carillon Beach Association          3,335.205        7.13%
                            Reserve Account

                            PaineWebber, Inc. FBO**             2,579.861        5.51%
                            Phil R. Carlton Jr. Trust
                            Mary C. Allen Trustee

PACE Municipal Fixed        George T. Westwood                 97,440.840        7.96%
Income Investments --       Trustee**
Class B                     U/A 6/22/83

                                                             AMOUNT OF
    NAME OF PORTFOLIO            NAME AND ADDRESS       BENEFICIAL OWNERSHIP   PERCENT
    AND TITLE OF CLASS         OF BENEFICIAL OWNER*      AS OF MAY 31, 2001    OF CLASS
--------------------------  --------------------------  --------------------   --------
                            Helen Polinger Trustee**           80,488.281        6.58%
                            FBO Benjamin Polinger

PACE Municipal Fixed        Edith M. Buss Trustee**             7,288.499       21.85%
Income Investments --       FBO Buss Family
Class Y                     Revocable Trust
                            U/A Dated 11/8/90
                            PACE Account

                            Gilbert C. Powers &                 5,644.723       16.92%
                            Pamela M. Powers
                            Com. Prop.

                            Sol Shurkin                         5,100.382       15.29%
                            Harriet Charkatz JTWROS

                            Charlsia L. Brown                   1,900.119        5.69%
                            Trustee**
                            for Sam R. Brown
                            Irrevocable Education &
                            Life Insurance Trust
                            U/A/D 2/28/1994

                            James C. Wiley &                    1,699.411        5.09%
                            Lynn Wiley Jt. Ten.

PACE Global Fixed Income    PaineWebber Cust.**                19,602.545        7.48%
Investments -- Class B      Jon B. Bannister

PACE Global Fixed Income    John M. Freese ADM**              220,126.262       15.94%
Investments -- Class C      e/o Dorothy M. Freese

                            John Markham Freese**             102,268.852        7.40%
                            Exec.e/o M. Lloyd Freese

PACE Global Fixed Income    Northern Trust Company as         324,857.555       69.31%
Investments -- Class Y      Trustee**
                            FBO PaineWebber 401K Plan

PACE Large Company Value    Northern Trust Company as       2,070,825.730       91.00%
Equity Investments --       Trustee**
Class Y                     FBO PaineWebber 401K
                            Plan #22-36025

PACE Large Company Growth   Northern Trust Company as       1,792,763.485       98.86%
Equity Investments --       Trustee**
Class Y                     FBO PaineWebber 401K
                            Plan #22-36026

                                                             AMOUNT OF
    NAME OF PORTFOLIO            NAME AND ADDRESS       BENEFICIAL OWNERSHIP   PERCENT
    AND TITLE OF CLASS         OF BENEFICIAL OWNER*      AS OF MAY 31, 2001    OF CLASS
--------------------------  --------------------------  --------------------   --------
PACE Small/Medium Company   Joyce Straus Special                6,628.506        6.61%
Value Equity Investments
-- Class Y

                            PaineWebber Cust.**                 5,107.027        5.09%
                            Katrina Veerhusen

PACE Small/Medium Company   Gary Keithley &                     1,578.037        5.44%
Growth Equity Investments   Arlene Keithley**
-- Class Y                  Trustees FBO The Keithley
                            Family Trust Dtd. 11-20-85

                            Walter L. Waleski Jr.               1,507.033        5.19%

PACE International Equity   Northern Trust Company as       1,466,409.151       88.44%
Investments -- Class Y      Trustee**
                            FBO PaineWebber 401K Plan

PACE International          The Fletcher Jones                149,683.356       14.49%
Emerging Markets Equity     Foundation
Investments -- Class A      Attn.: John Smythe

PACE International          PaineWebber Cust.**                 5,341.415        7.71%
Emerging Markets Equity     J. Darwin King
Investments -- Class Y

                            Dr. John Stumbo & Helen             3,797.647        5.48%
                            Rhea Stumbo -- Jt. Ten.
                            PACE Multi

------------------------------
* Each of the shareholders listed in this Exhibit may be contacted c/o Brinson Advisors, Inc., 51 West 52nd Street, New York, NY 10019-6114.

** Each Portfolio believes these entities are not the beneficial owners of shares held of record by them.

                                                                       EXHIBIT D

           PORTFOLIO OWNERSHIP OF NOMINEES AND CURRENT BOARD MEMBERS

                                                        NUMBER OF SHARES
    NOMINEES WHO ARE                                       HELD AS OF
 STANDING FOR ELECTION             PORTFOLIO            MAY 31, 2001(1)
 ---------------------    ---------------------------   ----------------
Margo N. Alexander......  PACE Small/Medium Company        1,683.336
                          Value Equity Investments -
                          Class A

David J. Beaubien.......  PACE Government Securities         972.044
                          Fixed Income Investments -
                          Class P
                          PACE Global Fixed Income           485.412
                          Investments - Class P
                          PACE Large Company Value         1,538.182
                          Equity Investments -
                          Class P
                          PACE Large Company Value         1,243.886
                          Equity Investments -
                          Class A
                          PACE Large Company Growth        1,106.838
                          Equity Investments -
                          Class P
                          PACE Small/Medium Company          780.747
                          Value Equity Investments -
                          Class P
                          PACE Small/Medium Company        1,362.026
                          Growth Equity
                          Investments - Class P
                          PACE International Equity        1,180.010
                          Investments - Class P
                          PACE International Emerging        751.987
                          Markets Equity
                          Investments - Class P

Meyer Feldberg..........  PACE Large Company Value         3,524.481
                          Equity Investments -
                          Class A
                          PACE Large Company Growth          453.056
                          Equity Investments -
                          Class P

                                                        NUMBER OF SHARES
    NOMINEES WHO ARE                                       HELD AS OF
 STANDING FOR ELECTION             PORTFOLIO            MAY 31, 2001(1)
 ---------------------    ---------------------------   ----------------
George W. Gowen.........  PACE Municipal Fixed Income          0.002
                          Investments - Class A
                          PACE Large Company Value           158.862
                          Equity Investments -
                          Class A
                          PACE Large Company Growth          228.697
                          Equity Investments -
                          Class A
                          PACE Small/Medium Company        4,427.191
                          Growth Equity
                          Investments - Class A
                          PACE International Equity        1,653.646
                          Investments - Class A

William W. Hewitt,        PACE Large Company Value         2,858.453
  Jr....................  Equity Investments -
                          Class P
                          PACE Small/Medium Company        1,902.678
                          Value Equity Investments -
                          Class P
                          PACE International Equity        2,033.697
                          Investments - Class P

Morton L. Janklow.......  PACE Money Market                1,197.740
                          Investments - Class P
                          PACE Strategic Fixed Income        159.949
                          Investments - Class P
                          PACE Municipal Fixed Income      5,254.240
                          Investments - Class P
                          PACE Global Fixed Income           263.558
                          Investments - Class P
                          PACE Large Company Value           671.505
                          Equity Investments -
                          Class P
                          PACE Large Company Growth          783.906
                          Equity Investments -
                          Class P
                          PACE Small/Medium Company          591.958
                          Value Equity Investments -
                          Class P
                          PACE Small/Medium Company          851.024
                          Growth Equity
                          Investments - Class P

                                                        NUMBER OF SHARES
    NOMINEES WHO ARE                                       HELD AS OF
 STANDING FOR ELECTION             PORTFOLIO            MAY 31, 2001(1)
 ---------------------    ---------------------------   ----------------
                          PACE International Equity          811.475
                          Investments - Class P
                          PACE International Emerging        593.997
                          Markets Equity
                          Investments - Class P

Frederic V. Malek.......  PACE Intermediate Fixed          5,278.123
                          Income Investments -
                          Class A

Carl W. Schafer.........  PACE Intermediate Fixed            942.816
                          Income Investments -
                          Class A
                          PACE Small/Medium Company        1,164.240
                          Value Equity Investments -
                          Class A
                          PACE International Emerging      2,432.780
                          Markets Investments -
                          Class A

William D. White........  PACE Money Market                  605.310
                          Investments - Class P
                          PACE Large Company Value           194.953
                          Equity Investments -
                          Class P
                          PACE Large Company Growth          303.105
                          Equity Investments -
                          Class P
                          PACE Small/Medium Company          842.698
                          Value Equity Investments -
                          Class P
                          PACE Small/Medium Company          937.351
                          Growth Equity
                          Investments - Class P
                          PACE International Equity          206.455
                          Investments - Class P
                          PACE International Emerging        463.827
                          Markets Equity
                          Investments - Class P
                          PACE Global Fixed Income           830.557
                          Investments - Class A(2)

                                                               NUMBER OF SHARES
   CURRENT BOARD MEMBERS WHO                                      HELD AS OF
ARE NOT STANDING FOR REELECTION           PORTFOLIO            MAY 31, 2001(1)
-------------------------------  ---------------------------   ----------------
Brian M. Storms.............                                            -0-

M. Cabell Woodward, Jr......     PACE Municipal Fixed Income      1,563.865
                                 Investments - Class P
                                 PACE Large Company Value         1,948.204
                                 Equity
                                 Investments - Class P
                                 PACE Large Company Growth        1,838.069
                                 Equity
                                 Investments - Class P
                                 PACE International Equity          774.952
                                 Investments - Class P

------------------------

(1) Unless otherwise stated, as of the date indicated, each Trustee or nominee had sole voting and investment power of Shares owned.

(2) Indicates Shares held in joint tenancy with spouse, with whom voting and investment power are shared.

                             [FORM OF PROXY CARD]




PROXY CARD           PAINEWEBBER PACE SELECT ADVISORS TRUST           PROXY CARD
                       SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON AUGUST 22, 2001

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF PAINEWEBBER PACE SELECT ADVISORS TRUST (THE "TRUST"). The undersigned hereby appoints as proxies Robyn Green and Keith Weller and each of them (with the power of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the Trust at the above referenced meeting and any adjournment thereof with all the power the undersigned would have if personally present.
The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSALS.

VOTE TODAY BY MAIL, TOUCH-TONE PHONE OR THE INTERNET. CALL TOLL FREE 1-800-597-7836 OR LOG ON TO https://vote.proxy-direct.com.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-597-7836
CONTROL NUMBER:

NOTE: If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration - for example:
"ABC Corp., John Doe, Treasurer."

---------------------------------
Signature

---------------------------------
Signature (if held jointly)

---------------------------------
Date


             PLEASE MARK YOUR VOTE ON THE REVERSE SIDE OF THIS CARD.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. IF YOU DO NOT MARK ANY BOXES, YOUR PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK VOTES AS IN THIS EXAMPLE: /x/

PORTFOLIO


1. To elect members of the Board of Trustees of the Trust:

FOR    WITHHOLD   FOR ALL
ALL      ALL       EXCEPT

/ /      / /         / /

ELECTION OF TRUSTEES:

01 Margo N. Alexander     02 Richard Q. Armstrong    03 David J. Beaubien     04 E. Garrett Bewkes, Jr.
05 Richard R. Burt        06 Meyer Feldberg          07 George W. Gowen       08 William W. Hewitt, Jr.
09 Morton Janklow         10 Frederic V. Malek       11 Carl W. Schafer       12 William White

To withhold authority to vote for any nominee(s) mark "For All Except" and write the nominee number(s) on the line below:

----------------------------------------

2. To transact such other business as may properly arise at the special meeting and any adjournments thereof.

                        [Form of Electronic Proxy Card]

[internet proxy voting]

                     PaineWebber PACE Select Advisors Trust

             Welcome to the PaineWebber PACE Select Advisors Trust
                              Proxy Voting Site
                         PACE Money Market Investments
              PACE Government Securities Fixed Income Investments
                   PACE Intermediate Fixed Income Investments
                    PACE Strategic Fixed Income Investments
                    PACE Municipal Fixed Income Investments
                      PACE Global Fixed Income Investments
                  PACE Large Company Value Equity Investments
                  PACE Large Company Growth Equity Investments
               PACE Small/Medium Company Value Equity Investments
              PACE Small/Medium Company Growth Equity Investments
                     PACE International Equity Investments
             PACE International Emerging Markets Equity Investments
            (each a series of PaineWebber PACE Select Advisors Trust)

         Special Meeting of Shareholders -- To Be Held On August 22, 2001

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF PAINEWEBBER PACE SELECT ADVISORS TRUST (THE "TRUST"). I hereby appoint as proxies Robyn Green and Keith Weller and each of them (with the power of subsitution) to vote for me all shares of beneficial interest in the Trust, at the above referenced meeting and any adjournment thereof with all the power I would have if personally present. The shares represented by this proxy will be voted as instructed on the following screens. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSALS.

   BY SUBMITTING THIS ELECTRONIC PROXY, I ACKNOWLEDGE RECEIPT OF THE NOTICE OF
     SPECIAL MEETING OF SHAREHOLDERS AND ACCOMPANYING PROXY STATEMENT DATED
                                JULY 16, 2001

PROXY DIRECT INTERNET VOTING

PAINEWEBBER PACE SELECT ADVISORS TRUST

                                                               PROXY DIRECT-TM-
Back to Home  /  Contact Us  /  Security  /                                   ?


Below is the list of your holdings. Text next to each holding's name indicates whether you wish to vote as the Board recommends or to submit your individual instructions. To change between BOARD RECOMMENDED and INDIVIDUAL instructions click on the name of the holding, then follow the additional instructions. Unless you click on the name of the holding and the vote of your choice, your vote will automatically be recorded on the proposal as recommended by the Board.

         YOU MUST CLICK VOTE NOW! BUTTON TO COMPLETE YOUR SESSION
                        --------


                                    LIST OF YOUR HOLDINGS

>PAINEWEBBER PACE SELECT ADVISORS TRUST                                       >VOTING INSTRUCTIONS
                                                                               AS RECOMMENDED BY THE BOARD
CLICK ON ARROW TO MODIFY VOTING INSTRUCTIONS
HELP ME...                             ABORT                                  VOTE NOW!
----------                             -----                                  --------
If you need help navigating            You can quit Internet voting           Once you have completed
the site or experience problems        at any time, however, your             selection of your voting
during your online session,            voting instructions set up             instructions and are ready
this page may provide you with         during this session will be            to submit them for
answers                                disregarded                            processing click the
                                                                              Vote Now! button

Back to Home  /  Contact Us  /  Security  /        (C)  2000 PROXY DIRECT-TM-

PROXY DIRECT INTERNET VOTING

PAINEWEBBER PACE SELECT ADVISORS TRUST

                                                               PROXY DIRECT-TM-
Back to Home  /  Contact Us  /  Security                                      ?

SHAREHOLDER:    JOHN P. SAMPLE
                ALAMO DIRECT MAIL SERVICES, INC.
                23-10 SQUARE CIRCLE LANE
                SOMEOLDTOWN, TS 12345-6789
ACCOUNT:        ALAMO-TST01/ 738-XXXX-XXXX-569
PREVIOUS VOTE:  NONE - TESTING APPS/TR SETUP

                       PAINEWEBBER PACE SELECT ADVISORS TRUST

APPLICABLE CAMPAIGN PROPOSALS  |                   MARK ALL > FOR|AGAINST|BOARD

1.01  To elect Margo N. Alexander to the Board of Trustees          /X/For    / /Withhold

1.02  To elect Richard Q. Armstrong to the Board of Trustees        /X/For    / /Withhold

1.03  To elect David J. Beaubien to the Board of Trustees           /X/For    / /Withhold

1.04  To elect E. Garret Bewkes, Jr. to the Board of Trustees       /X/For    / /Withhold

1.05  To elect Richard R. Burt to the Board of Trustees             /X/For    / /Withhold

1.06  To elect Meyer Feldberg to the Board of Trustees              /X/For    / /Withhold

1.07  To elect George W. Gowen to the Board of Trustees             /X/For    / /Withhold

1.08  To elect William W. Hewitt, Jr. to the Board of Trustees      /X/For    / /Withhold

1.09  To elect Morton Janklow to the Board of Trustees              /X/For    / /Withhold

1.10  To elect Frederick V. Malek to the Board of Trustees          /X/For    / /Withhold

1.11  To elect Carl W. Schafer to the Board of Trustees             /X/For    / /Withhold

1.12  To elect William White to the Board of Trustees               /X/For    / /Withhold

      To transact such other business as may properly arise         VOTING INSTRUCTIONS
      at the special meeting and any adjourments thereof.


Answers have been marked according to the Board's recommendation.
Please change responses as appropriate before submission.          / / CANCEL /X/ CONTINUE
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